Filed by Benihana Inc.

Pursuant to Rule 425 under the Securities Act of
1933 and deemed filed pursuant to Rule 14a-6
of the Securities Exchange Act of 1934

Subject Company:  Benihana Inc.

Registration Statement File No.: 333-176842

Benihana Inc. Announces Date of Annual Stockholders Meeting

Company Also Highlights Importance of Special Meeting for Stockholders to Vote on the Board of Directors’ Reclassification Proposal

MIAMI, November 7, 2011 -- Benihana Inc. (NASDAQ: BNHN; BNHNA), operator of the nation's largest chain of Japanese theme and sushi restaurants, today announced that the Company’s Annual Meeting of stockholders will be held on Tuesday, January 10, 2012 at 2:00 pm EST at the InterContinental Hotel, 2505 North West 87th Avenue, Doral, Florida 33172. The record date for the Annual Meeting will be set to follow the date of the Company’s Special Meeting of stockholders to be held on November 17, 2011.

At the Special Meeting, stockholders will be able to vote on the value-enhancing reclassification proposal (the “Reclassification”) to simplify the Company’s capital structure by reclassifying each share of Class A Common Stock into one share of Common Stock.  In addition to streamlining the Company’s capital structure, the Reclassification is designed to improve transparency and liquidity, increase flexibility to pursue strategic opportunities, and strengthen corporate governance. Stockholders are urged to vote for the Reclassification and its benefits by voting and returning the WHITE card that they have received.

In light of Delaware law and other formal timing requirements, the Annual Meeting must be held after the Company’s Special Meeting, which is scheduled for November 17, 2011. Additionally, having separate meetings avoids the stockholder confusion that would have arisen if stockholders had been asked to vote on the Reclassification at the same time as also voting on director nominees for two alternative scenarios depending on whether the Reclassification is approved. In contrast, having the Annual Meeting as today announced will allow for a single scenario based on the results of the Special Meeting.

About Benihana

Headquartered in Miami, Benihana Inc. (NASDAQ GS: BNHN, BNHNA) is the nation's leading operator of Japanese theme and sushi restaurants with 96 restaurants nationwide, including 63 Benihana restaurants, eight Haru sushi restaurants and 25 RA Sushi restaurants. In addition, 18 franchised Benihana restaurants are operating in the United States, Latin America and the Caribbean. To learn more about Benihana Inc. and its three restaurant concepts, please view the corporate video at www.benihana.com/about/video.

Safe Harbor Statement

Except for the historical matters contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect the business and prospects of Benihana, including, without limitation: risks related to Benihana's business strategy, including the Renewal Program and marketing programs; risks related to Benihana's ability to operate successfully in the current challenging economic environment; risks related to Benihana's efforts to strengthen its Benihana Teppanyaki concept and build its RA Sushi and Haru brands; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. Past performance may not be indicative of future results. Although Benihana believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. In addition to the risks and uncertainties set forth above, investors should consider the risks and uncertainties discussed in Benihana's filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading "Risk Factors" in such filings. Benihana does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Additional Information

On September 15, 2011, Benihana filed with the Securities and Exchange Commission a Registration Statement on Form S-4, which has since been declared effective by the Securities and Exchange Commission. The Registration Statement on Form S-4 contains a proxy statement/prospectus which describes the proposed reclassification. Stockholders of Benihana are advised to read the proxy statement/prospectus, because it contains important information. Such proxy statement/prospectus and other relevant documents may be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or from Benihana at the Investor Relations section of www.benihana.com/about or by contacting the Company by telephone at (305) 593-6770 (Attention: General Counsel).

Benihana and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed reclassification. The participants in such solicitation may include Benihana’s executive officers and directors. Further information regarding persons who may be deemed participants is available in Benihana's proxy statement/prospectus.

Media Contacts

Jeremy Fielding / Anntal Silver
Kekst and Company
(212) 521-4800